Exhibit 10.3

INTERPARTY AGREEMENT OF ASSIGNMENT

Agreement of Assignment dated this 3rd day of March 2006 of that certain Property Agreement dated March 28th 2005 by and between Gustafson Holdings LTD, a body corporate under the laws of British Columbia, having its registered office at #2800 666 Burrard Street, Vancouver, B.C. (Gustafson); Advanced Mineral Technology Corporation (AMT) with its principal business address of Rt. 1, Box 1092, Fairfield Id. 83327 USA and AMT Industries Canada Inc., having its registered office at Suite 22, 14909 32nd Avenue, Surrey BC V4P 1A4 Canada.
Whereas, Gustafson is the recorded and beneficial holder of a 100% undivided interest in certain claims and other property situated at Tillicum Mountain, British Columbia, more particularly described in Schedule “A”; and
Whereas, AMT purchased said claims and other property upon the terms in said Property Agreement and has paid all taxes, royalties and assessment current and to date; and
Whereas, AMT, for good and valuable consideration herby received, is desirous of making this assignment to AMT Industries Canada, Inc (AMTI), an affiliate of AMT, a British Corporation Number BC0749462; and
Whereas, AMTI is desirous of accepting this assignment and complying with all of the terms, conditions and obligations of the Property Agreement hereby assigned,

Now therefore, in consideration of the foregoing, the parties agree as follows:

1.
AMT, hereby assigns all right, title and interest in that certain contract dated March 28th 2005 between AMT and Gustafson Holdings Ltd., to AMTI, including the recorded and beneficial ownership of 100% undivided interest in certain mining claims and other property situated at Tillicum Mountain, British Columbia, more particularly described in Schedule “A” attached to the Property Agreement and to this Agreement of Assignment;

2.	AMTI accepts this assignment of all right, title and interest in said contract and will comply with all of the terms, conditions and obligations of the Property Agreement;
3.
AMT represents and warrants that all right, title and interest in that certain contract dated March 28th 2005 between AMT and Gustafson is valid and existing, that the Property Agreement is not in default, that all taxes, royalties and assessments along with any other charge, is paid and current and that 100% of the beneficial interest in the claims and other property described on Exhibit “A” are hereby assigned,

4.
AMTI agrees to indemnify and hold harmless AMT from any liabilities, claims, damages, charges, prosecutions, criminal or civil, including costs and attorneys fees with reference to this assignment and to the operations of the Tillicum Mountain whether by mining or other activities,

5.	This Agreement is governed by the laws of British Columbia and any shall be submitted to binding arbitration in Vancouver, Canada.
6.	This is the entire agreement between the parties.

Executed this 4th March 2006                                                      Executed this 4th March 2006

Gustafson Holdings LT                                                      Advanced Mineral Technology Corporation

Elaine E. Gustafson                                                 H.P. Cash, President

Accepted and Agreed:

AMT Industries Canada Inc.

H.P. Cash, President

Schedule “A”

Property Description

Tenure
Tenure                                                      Tenure              Sub           Map                                Good To
Number              Claim Name                                        Owner              Type           Type              Number                   Issue Date                           Date              StatusArea (ha)
555065              TILLICUM 1                                        202920 (100%)                                      Mineral                   Claim                 082F           2007/mar/262010/oct/31GOOD166.2137
555066              TILLICUM 2                                        202920 (100%)                                      Mineral                   Claim                 082F           2007/mar/262010/oct/31GOOD498.769
555068              TILLICUM 3                                        202920 (100%)                                      Mineral                   Claim                 082F           2007/mar/262010/oct/31GOOD498.4743
555069              TILLICUM 4                                        202920 (100%)                                      Mineral                   Claim                 082F           2007/mar/262010/oct/31GOOD457.1521
555071              TILLICUM 5                                        202920 (100%)                                      Mineral                   Claim                 082F           2007/mar/262010/oct/31GOOD498.3402
555074              TILLICUM 6                                        202920 (100%)                                      Mineral                   Claim                 082F           2007/mar/262010/oct/31GOOD415.4236
555078              TILLICUM 7                                        202920 (100%)                                      Mineral                   Claim                 082F           2007/mar/262010/oct/31GOOD269.9478
555079              TILLICUM 8                                        202920 (100%)                                      Mineral                   Claim                 082F           2007/mar/262010/oct/31GOOD20.7741
555087              TILLICUM 9                                        202920 (100%)                                      Mineral                   Claim                 082K           2007/mar/262010/oct/31GOOD207.6573
555089              TILLICUM 10                                        202920 (100%)                                      Mineral                   Claim                 082F           2007/mar/262010/oct/31GOOD20.7741
555728              TILLICUM 11                                        202920 (100%)                                      Mineral                   Claim                 082F           2007/apr/042010/oct/31GOOD498.3691
320414(1)                                                      138164 (100%)                                      Mineral                   Lease                 082F           1996/jan/232011/jan/23GOOD40.30

(1)
This Mineral Lease is currently recorded in the name of Gustafson; however, pursuant to paragraph 3.1 of this Amending Agreement, Gustafson has agreed to take all reasonable steps to process such an assignment in favour of Optionor.